Subsequent Events	12 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Events

Note 8 - Subsequent Events

Management has reviewed events between July 1, 2013 to the date that the financials were issued, August 14, 2015, and there were no significant events identified for disclosure. In addition a review was performed by our auditor prior to the filing date and no additional items were noted.

Until ______, all dealers that effect transactions in these securities whether or not participating in this offering may be required to deliver a prospectus. This is in addition to the dealer’s obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.